                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-12


                        Lawrence Financial Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:
               N/A
--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:
               N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
               N/A
--------------------------------------------------------------------------------
(5)    Total Fee paid:
               N/A
--------------------------------------------------------------------------------
|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
               N/A
--------------------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:
               N/A
--------------------------------------------------------------------------------
(3)    Filing party:
               N/A
--------------------------------------------------------------------------------
(4)    Date filed:
               N/A
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



                 [LAWRENCE FINANCIAL HOLDINGS, INC. LETTERHEAD]




                                 April 10, 2003



Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Lawrence Financial Holdings, Inc. We will hold the meeting at the Company's main office at 311 South Fifth Street, Ironton, Ohio on May 12, 2003 at 4:30 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.


                                    Sincerely,


                                    /s/ Jack L. Blair


                                    Jack L. Blair
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        LAWRENCE FINANCIAL HOLDINGS, INC.
                             311 SOUTH FIFTH STREET
                               IRONTON, OHIO 45638
                                 (740) 532-0263

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      On May 12, 2003, Lawrence Financial Holdings, Inc. will hold its annual meeting of stockholders at the Company's main office at 311 South Fifth Street, Ironton, Ohio. The meeting will begin at 4:30 p.m., local time. At the meeting, stockholders will consider and act on the following:

      1.    The election of two directors to serve for a term of three years;

      2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2003; and

      3.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      The Board of Directors set February 21, 2003 as the record date for the meeting. This means that owners of Lawrence Financial common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Mary C. Kratzenberg


                                    Mary C. Kratzenberg
                                    CORPORATE SECRETARY


Ironton, Ohio
April 10, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        LAWRENCE FINANCIAL HOLDINGS, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lawrence Financial Holdings, Inc. ("Lawrence Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. Lawrence Financial is the holding company for Lawrence Federal Savings Bank ("Lawrence Federal" or the "Bank"). The annual meeting will be held at the Company's main office at 311 South Fifth Street, Ironton, Ohio on May 12, 2003 at 4:30 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 10, 2003.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Lawrence Financial common stock only if the records of the Company show that you held your shares as of the close of business on February 21, 2003. As of the close of business on February 21, 2003, a total of 681,610 shares of Lawrence Financial common stock were outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Lawrence Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Lawrence Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under Maryland law and Lawrence Financial's Bylaws, the ratification of Crowe, Chizek and Company LLP as independent auditors will be decided by a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non- votes will have no effect on the voting.

VOTING BY PROXY

      The Board of Directors of Lawrence Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Lawrence Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Lawrence Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote:

      -  FOR the election of each of the nominees for director; and

      - FOR ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors for fiscal 2003.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Lawrence Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Lawrence Financial common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN THE LAWRENCE FEDERAL SAVINGS BANK ESOP OR 401(K) PLAN

      If you participate in the Lawrence Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares of Lawrence Financial common stock through Lawrence Federal's 401(k) Plan, you will have received with this proxy statement voting instruction forms that reflect all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are timely received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions are not timely received in the same proportion as shares for which the trustee received timely voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to each plan's trustee is May 5, 2003.

                                 STOCK OWNERSHIP

      The following table provides information as of February 21, 2003 about the persons known to Lawrence Financial to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                       NUMBER OF             PERCENT OF COMMON
NAME AND ADDRESS                      SHARES OWNED           STOCK OUTSTANDING
---------------------             --------------------     ---------------------

David M. W. Harvey                     70,000(1)                   10.3%
Hot Creek Investors, L.P.
Hot Creek Capital, L.L.C.
P.O. Box 3178
Gardnerville, Nevada 89410

Lawrence Federal Savings Bank          61,474(2)                    9.0%
Employee Stock Ownership Plan
311 South Fifth Street
Ironton, Ohio 45638

Jeffrey A. Miller                      49,000(3)                    7.2%
Eric D. Jacobs
Miller & Jacobs Capital, L.L.C.
One Aldwyn Center
Suite 101
Villanova, Pennsylvania 19085

------------------------
(1) Based on information in an amended Schedule 13G filed on January 28, 2003 with the Securities and Exchange Commission ("SEC"). According to this filing, David M.W. Harvey, Hot Creek Investors, L.P. and Hot Creek Capital, L.L.C. each have shared voting and dispositive power with respect to 70,000 shares. We believe Mr. Harvey and respective entities have sold shares to reduce their ownership to below 10%.
(2) Includes 43,451 shares that have not been allocated to participants' accounts and 18,023 that have been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. Subject to its fiduciary responsibility, the trustee will vote unallocated shares and allocated shares for which voting instructions are not timely received in the same proportion as shares for which it has received timely voting instructions from participants. The trustee of the ESOP is First Bankers Trust Company, N.A.
(3) Based on information contained in a Schedule 13G filed on August 28, 2001 with the SEC. According to this filing, Jeffrey A. Miller and Eric D. Jacobs each have shared voting and dispositive power with respect to 49,000 shares and Miller & Jacobs Capital, L.L.C. has shared voting and dispositive power with respect to 45,244 shares.

      The following table provides information as of February 21, 2003 about the shares of Lawrence Financial common stock that may be considered to be beneficially owned by each director, by each nominee for director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                 NUMBER OF        NUMBER OF SHARES
                               SHARES OWNED     THAT MAY BE ACQUIRED      PERCENT OF
                                (EXCLUDING       WITHIN 60 DAYS BY       COMMON STOCK
NAME                            OPTIONS)(1)      EXERCISING OPTIONS      OUTSTANDING(2)
----                         ----------------- ----------------------  -----------------

Charles E. Austin, II             18,901(3)            1,552                  3.00%
Jack L. Blair                     23,718(4)            7,759                  4.62
Tracy E. Brammer, Jr.             14,436(5)            1,552                  2.35
Herbert J. Karlet                 10,693(6)            1,552                  1.80
Phillip O. McMahon                17,052(7)            1,552                  2.73
Robert N. Taylor                   9,451               1,552                  1.61
All directors and executive
officers                         115,606              23,278                 19.70%
  as a group (11 persons)
----------------------------------
(1)  Includes unvested shares of restricted stock with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Austin, Brammer, Karlet,
     McMahon and Taylor -- 930 shares each; and Mr. Blair-- 4,659 shares.
(2)  Based on 681,610 shares of common stock outstanding and entitled to vote as of February 21, 2003.
(3)  Includes 5,000 shares held by Mr. Austin's spouse.
(4)  Includes 2,625 shares held by Mr. Blair's spouse.  Also includes 2,516 shares allocated to
     Mr. Blair's account under the employee stock ownership plan as to which Mr. Blair has voting power but not investment power and 2,957 shares held in Mr. Blair's 401(k) account.
(5)  Includes 2,270 shares held by Mr. Brammer's spouse.
(6)  Includes 641 shares held by Mr. Karlet's spouse.
(7)  Includes 5,000 shares held by Mr. McMahon's spouse.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors consists of six members. Five directors are independent, and one is a member of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Herbert J. Karlet and Robert N. Taylor, both of whom are currently directors of Lawrence Financial and Lawrence Federal.

      The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH NOMINEES.

      Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2002. The indicated period of service as a director includes the period of service as a director of Lawrence Federal.

                    BOARD NOMINEES FOR ELECTION OF DIRECTORS

      HERBERT J. KARLET is the Senior Vice President for Finance at Marshall University, which is located in Huntington, West Virginia. Age 52. Director since 1991.

      ROBERT N. TAYLOR is the owner and President of Ohio Big Birds, Inc., which raises and processes ostrich meat and leather products, and the owner and operator of Taylor Farm, a grain and cattle farm. Age 58. Director since 1995.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2004:

      JACK L. BLAIR joined Lawrence Federal in 1994 as Executive Vice President and Chief Executive Officer. Since 1996, he has served as President and Chief Executive Officer. Age 55. Director since 2000.

      TRACY E. BRAMMER, JR. is President and Funeral Director of Tracy Brammer Funeral Home, Inc. Age 58. Director since 1984.

      The following directors have terms ending in 2005:

      CHARLES E. AUSTIN, II is a Vice President and General Manager of Mid-Ohio Pipeline Company Inc. Mr. Austin was a Vice President and General Manager of C.J. Hughes Construction Co., Inc. until November 2002. Age 43. Director since 1996.

      PHILLIP O. MCMAHON is a general dentist in private practice. Age 51. Director since 1993.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Company and Lawrence Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2002, the Board of Directors of the Company held 17 regular meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

      The Audit Committee, consisting of all of the outside directors of the Company, meets periodically with independent accountants and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met three times during the year ended December 31, 2002.

      The Compensation Committee, consisting of all the outside directors of the Company, is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met twice during the year ended December 31, 2002.

DIRECTORS' COMPENSATION

      Lawrence Financial pays an annual retainer of $9,000 to each non-employee member of its Board of Directors. Lawrence Federal pays an annual retainer of $14,800 to each of its non-employee directors for service on the Board of Directors of Lawrence Federal. Directors who serve on the Audit and Compensation Committees receive an annual payment of $1,500 and $200, respectively, for their services.

      Lawrence Federal maintains a deferred compensation arrangement for directors under which each director may elect on an annual basis to defer up to 100% of his monthly Board remuneration. Upon the director's attainment of age 68, Lawrence Federal will pay the balance of the director's deferral account either in a lump sum or in monthly installments over a period of 240 months. Over the deferral period, a director's account is credited with interest with monthly compounding. In the event of a change in control of Lawrence Financial (as defined in the program) followed by a director's termination of service, each director will be entitled to begin to receive his deferral account, and the interest rate will become fixed at the time of the change in control. The arrangement with the directors also provides each director with a death benefit. If a director dies while in active service with Lawrence Federal, the director's beneficiary will receive an annual payment in an amount specified in the director's individual agreement for a period of 20 years. Lawrence Federal has acquired life insurance on members of the Board to provide informal funding for its obligations under the program. During the fiscal year ended December 31, 2002, all directors participated in the director deferral program.

      Lawrence Federal also maintains a director emeritus program for its non-employee directors to encourage them to remain as directors. Upon the director's attainment of age 68 and completion of 15 years of service as a director, Lawrence Federal will pay the director $500 annually for each year of service, up to 50% of the board fees at the retirement date, for a period of 15 years. Each director's agreement also provides for a reduced benefit upon an early retirement after the attainment of age 65, but before the attainment of age 68, and completion of 15 years of service. Upon a director's death while in active service or in the event of a change in control of Lawrence Federal or Lawrence Financial (as defined in the program), each director will be entitled to receive a payment equivalent to what he would have received had his normal retirement date coincided with the date of the change in control or date of death, as the case may be. Lawrence Federal has acquired life insurance on members of the Board of Directors to provide informal funding for its obligations under the program.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for Mr. Blair. No other executive officer of Lawrence Financial or Lawrence Federal received a salary and bonus of $100,000 or more during the year ended December 31, 2002.

                                                                              LONG-TERM
                                        ANNUAL COMPENSATION                 COMPENSATION
                               ------------------------------------- ---------------------------
                                                                               AWARDS
                                                                     ---------------------------
                                                                                    NUMBER OF
                                                                      RESTRICTED    SECURITIES
                                                    OTHER ANNUAL        STOCK       UNDERLYING        ALL OTHER
NAME AND POSITION        YEAR   SALARY(1)  BONUS   COMPENSATION(2)     AWARD(S)    OPTIONS/SARS     COMPENSATION(3)
----------------------- ------ ---------- ------- ------------------ -----------  --------------  ------------------
Jack L. Blair            2002   $117,480   $2,420        --               --            --             $24,155
   President and Chief   2001    100,600    6,701        --           $112,074(4)     19,396            27,254
   Executive Officer     2000    100,600     --          --               --            --               4,592

--------------------------
(1) Includes board of directors and board committee fees.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(3) For 2002, consists of employer contributions to the 401(k) plan of $5,849 and employer contribution to the employee stock ownership plan of $18,306.
(4) Consists of 6,203 shares of restricted stock and 1,553 shares of unrestricted stock granted to Mr. Blair in fiscal 2001 under the Lawrence Financial Holdings, Inc. 2001 Stock-Based Incentive Plan. The dollar amounts set forth in the table represent the market value of the shares on the date of grant. The restricted stock awards vest in four equal annual installments commencing on December 31, 2002. Dividends, if any, are paid on the restricted stock.

FISCAL YEAR-END OPTION VALUES

    The following table provides certain information with respect to the number of shares of Lawrence Financial common stock represented by outstanding options held by Mr. Blair as of December 31, 2002. Mr. Blair did not exercise any stock options during 2002.

                                                       NUMBER OF
                                                 SECURITIES UNDERLYING                 VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS                  IN-THE-MONEY OPTIONS
                                                  AT FISCAL YEAR-END                  AT FISCAL YEAR-END (1)
                                          -----------------------------------  ------------------------------------
NAME                                        EXERCISABLE      UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
----                                      ---------------  ------------------  ---------------   ------------------
Jack L. Blair ..........................       7,759             11,637            $12,802            $19,201

---------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2002 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT ARRANGEMENTS

      EMPLOYMENT AGREEMENTS. Lawrence Federal and Lawrence Financial have each entered into an employment agreement with Mr. Blair. The employment agreements provide for a three-year term. The term of the Lawrence Financial employment agreement extends on a daily basis until written notice of non-renewal is given by the Board of Directors or Mr. Blair. The term of the Lawrence Federal employment agreement is renewable on an annual basis. The employment agreements provide for a base salary of $98,400, subject to increase. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by Lawrence Federal or Lawrence Financial for cause, as defined in the employment agreements, at any time. If Lawrence Federal or Lawrence Financial chooses to terminate Mr. Blair's employment for reasons other than for cause, or if Mr. Blair resigns from Lawrence Federal or Lawrence Financial after specified circumstances that would constitute constructive termination, Mr. Blair or, if Mr. Blair dies, his beneficiary would be entitled to receive an amount equal to the benefit plan base salary payments that would have been paid to Mr. Blair for the remaining term of the employment agreement and the contributions that would have been made on Mr. Blair's behalf to any employee benefit plans of Lawrence Federal and Lawrence Financial during the remaining term of the employment agreement. Lawrence Federal and Lawrence Financial would also continue to pay for Mr. Blair's health and welfare benefit plan coverage for the remaining term of the employment agreement. Upon termination of Mr. Blair for reasons other than cause or a change in control, Mr. Blair must adhere to a one-year non-competition agreement.

      Under the employment agreements, if, following a change in control of Lawrence Federal or Lawrence Financial, Mr. Blair's employment is involuntarily terminated or if Mr. Blair voluntarily terminates his employment in connection with circumstances specified in the agreement, then Mr. Blair or, if Mr. Blair dies, his beneficiary would be entitled to a severance payment equal to the greater of the payments and benefits that would have been paid for the remaining term of the agreement or three times the average of Mr. Blair's five preceding taxable years' annual compensation. Lawrence Federal and Lawrence Financial would also continue Mr. Blair's health and welfare benefits coverage for 36 months. Even though both employment agreements provide for a severance payment if a change in control occurs, Mr. Blair would not receive duplicate payments or benefits under the agreements. Under applicable law, an excise tax would be triggered by change in control-related payments that equal or exceed three times Mr. Blair's average annual compensation over the five years preceding the change in control. The excise tax would equal 20% of the amount of the payment in excess of one times Mr. Blair's average compensation over the preceding five-year period. In the event that payments related to a change in control of Lawrence Financial are subject to this excise tax, Lawrence Financial will provide Mr. Blair with an additional amount sufficient to enable Mr. Blair to retain the full value of his change in control benefits as if the excise tax had not applied.

      Lawrence Financial guarantees the payments to Mr. Blair under Lawrence Federal's employment agreement if they are not paid by Lawrence Federal. Lawrence Financial will also make all payments due under Lawrence Financial's employment agreement. Lawrence Federal or Lawrence Financial will pay or reimburse all reasonable costs and legal fees incurred by Mr. Blair under any dispute or question of interpretation relating to the employment agreements, if Mr. Blair is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Lawrence Federal and Lawrence Financial will indemnify Mr. Blair to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of Lawrence Financial or Lawrence Federal.

      DEFERRED COMPENSATION AGREEMENT. Lawrence Federal has entered into a deferred compensation agreement with Mr. Blair under which he may elect on an annual basis to defer a portion of his salary. Upon termination of service, Lawrence Federal will pay the balance of Mr. Blair's deferral account in a lump sum. Over the deferral period, Mr. Blair's account is credited with annual interest with monthly compounding. In the event of a change in control of Lawrence Federal (as defined in the program) followed by Mr. Blair's termination of service, he will be entitled to receive the balance of his deferral account in a lump sum. If Mr. Blair dies while in active service with Lawrence Federal, his beneficiary will receive $21,862 annually in monthly installments for 20 years. Lawrence Federal has acquired life insurance on Mr. Blair to provide informal funding for its obligations under the agreement.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Lawrence Federal maintains a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to the employee stock ownership plan. The plan provides participating executives with benefits otherwise limited by other provisions of the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible individuals (those designated by the Board of Directors of Lawrence Federal or its affiliates) that cannot be provided under the employee stock ownership plan as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the employee stock ownership plan but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon such an event, the supplemental executive retirement plan provides the individual with a benefit equal to what the individual would have received under the employee stock ownership plan had he or she remained employed throughout the term of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership plan on behalf of the individual. An individual's benefits under the supplemental executive retirement plan will generally become payable upon the change in control of Lawrence Federal or Lawrence Financial. The Board of Directors has designated Mr. Blair as a participant in the supplemental executive retirement plan.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Lawrence Financial common stock during the year ended December 31, 2002.

                          TRANSACTIONS WITH MANAGEMENT

      Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Notwithstanding this rule, federal regulations permit Lawrence Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Lawrence Federal's policy is to offer employees residential mortgage loans and personal consumer loans with interest rates equal to Lawrence Federal's cost of funds plus 1%, adjusted upwards to the nearest one- quarter of 1%.

      In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Lawrence Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 2002 were Crowe, Chizek and Company LLP. The Audit Committee of the Board of Directors has appointed Crowe, Chizek and Company LLP to be its auditors for the 2003 fiscal year, subject to the ratification by stockholders. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

      The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2002 by Crowe, Chizek and Company LLP:


        Audit Fees..................................   $41,880

        Financial information and systems...........   $     0

        All other fees*.............................   $22,560

        ------------------
        *Includes fees for tax-related services and various miscellaneous items.

      The Audit Committee believes that the non-audit fees paid to Crowe, Chizek and Company LLP are compatible with maintaining Crowe, Chizek and Company LLP's independence.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Company's Board of Directors is composed of five non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market.

      The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.


                                 Audit Committee

                              Charles E. Austin, II
                              Tracy E. Brammer, Jr.
                                Herbert J. Karlet
                               Phillip O. McMahon
                                Robert N. Taylor

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

      The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 11, 2003. If next year's annual meeting is held on a date more than 30 calendar days from May 12, 2004, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days prior to the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Lawrence Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

      The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on February 21, 2003. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON FEBRUARY 21, 2003 UPON WRITTEN REQUEST TO MARY C. KRATZENBERG, CORPORATE SECRETARY, LAWRENCE FINANCIAL HOLDINGS, INC., 311 SOUTH FIFTH STREET, IRONTON, OHIO 45638.

      If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Mary C. Kratzenberg


                                    Mary C. Kratzenberg
                                    CORPORATE SECRETARY

Ironton, Ohio
April 10, 2003

                                   APPENDIX A

                                 Audit Committee

                                     CHARTER
                                     -------

I.    PURPOSE

      The primary function of the Audit Committee (the Committee) of Lawrence Financial Holdings, Inc. (the Corporation) and Lawrence Federal Savings Bank (the Bank) is to review: the integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public, including any certification, report, opinion or review performed by the Corporation's independent accountants; the Corporation's compliance with legal and regulatory requirements; the independent accountants qualifications and independence; the performance of the Corporation's internal audit functions, its independent accountants and the system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

      - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

      - Review and assess the audit efforts of the Corporation's independent accountants and internal audit function.

      - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal audit function, and the Board of Directors.

      The Committee will primarily fulfill these responsibilities by carrying out the activities outlined in Section IV. of this Charter.

II.   COMPOSITION

      The Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A Committee member will not be considered independent if he or she accepts any consulting, advisory or other compensatory fee from the Corporation or the Bank or is affiliated with the Corporation or the Bank or any of their subsidiaries except in his or her capacity as a member of the Board of Directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements. In addition, at least one member of the Committee shall have the requisite accounting or related financial management expertise to be deemed a "financial expert." In making the determination of whether an individual constitutes a "financial expert," the Board shall consider whether a person, through education and experience as a public accountant or auditor or principal financial officer, comptroller or principal accounting officer of an issuer, or from a position involving the performance of similar functions, has:

      - an understanding of generally accepted accounting principles and financial statements;
      - past employment experience in the preparation or auditing of financial statements of generally comparable companies and the application of such principles in connection with the accounting for estimates, accruals and reserves;
      -    experience with internal accounting controls; and
      -    an understanding of audit committee functions.

      The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III.  MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the external auditors to discuss the internal and external audit functions and any other matters that the Committee or each of these groups believe should be discussed privately.

IV.   RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, but not less than annually, and as conditions dictate.
2. Review the regular internal reports to management prepared by the internal audit function and management's response.
3. Review the Corporation's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.
4. Review and approve requests for any management consulting engagement to be performed by the Corporation's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.
5. Review with financial management interim financial reports prior to the release of earnings. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.

6. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

Independent Accountants
-----------------------

7. Select the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On a annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.
8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
9. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.
10. Approve, in advance, all permissible non-audit services to be completed by the independent accountants. Such approval process will ensure that the independent accountant does not provide any non-audit services to the Corporation or the Bank that are prohibited by law or regulation.
11. Obtain and review, at least annually, a report by the independent accountants describing (A) the auditor's internal quality control procedures, and (B) any material issues raised by its most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities in the preceding five (5) years relating to an independent audit conducted by the firm and any steps taken to deal with such issues.
12. Set clear policies for hiring employees or former employees of the independent accountants.


Financial Reporting Process
---------------------------

13. In consultation with the independent accountants and the internal audit function, review the integrity of the organization's financial reporting processes, both internal and external.
14. Consider the independent accountants' judgment about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.
15. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal audit function.
16. Prepare a report for inclusion in the Corporation's annual proxy statement, in accordance with applicable rules and regulations.

Process Improvement
-------------------

17. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal audit function regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
18. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal audit function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
19. Review and resolve any significant disagreement among management and the independent accountants or the internal audit function in connection with the preparation of the financial statements.
20. Review with the independent accountants, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.
21. Periodically consult with the internal accountants out of the presence of management and the independent accountants about internal controls and the fullness and accuracy of the organization's financial statements.
22. Have in place procedures for (A) receiving complaints regarding accounting, internal accounting controls or auditing matters and (B) the confidential submission by employees of concerns regarding questionable accounting.
23. Report regularly to the Board of Directors, which such report should include a review on issues relating to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance of the independent accountants, or the performance of the internal audit function.

Ethical and Legal Compliance
----------------------------

24. Review activities, organizational structure, and qualifications of the internal audit function.
25.   Review all legal compliance matters as they occur.
26.   Review and approve all related-party transactions.
27. Review any legal matter that could have a significant impact on the organization's financial statements.
28. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the audit committee shall be provided appropriate funding as determined by the audit committee for payment to accountants and advisors.
29. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.
30.   Review and update periodically a Code of Business Conduct.

                        LAWRENCE FINANCIAL HOLDINGS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 12, 2003
                              4:30 P.M., LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Tracy E. Brammer, Jr., Herbert J. Karlet and Robert N. Taylor, and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Lawrence Financial Holdings, Inc. that the undersigned is entitled to vote at the annual meeting of stockholders, to be held on May 12, 2003, at 4:30 p.m., local time, at 311 South Fifth Street, Ironton, Ohio and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES AND "FOR" PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

A.    ELECTION OF DIRECTORS
The Board of Directors recommends a vote FOR all nominees.
1. Election of Directors. Nominees: (01) Herbert J. Karlet and (02) Robert N. Taylor.


                FOR          WITHHOLD           EXCEPTIONS
                ---          --------           ----------

                |_|            |_|                 |_|


To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.

Exceptions
--------------------------------------------------------------------------------

B.    ISSUES
The Board of Directors recommends a vote FOR proposal 2.

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2003.

           FOR          AGAINST           ABSTAIN
           ---          -------           -------

           |_|            |_|               |_|


C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


                                          -------------------------------------
                                          SIGNATURE OF STOCKHOLDER



                                          -------------------------------------
                                          SIGNATURE OF CO-HOLDER (IF ANY)




                                          Date:
                                               --------------------------------

                   [Lawrence Federal Savings Bank letterhead]

Dear ESOP Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached green vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposals presented at the Annual Meeting of Stockholders of Lawrence Financial Holdings, Inc. (the "Company") on May 12, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Lawrence Financial Holdings, Inc. Annual Report to Stockholders.

         As a participant in the Lawrence Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to vote all shares of Company common stock allocated to your account as of February 21, 2003. As of February 21, 2003, the ESOP Trust held 61,474 shares of Company common stock of which 18,023 shares have been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants, so long as timely instructions from the participants are received by the ESOP Trustee. If you do not direct the ESOP Trustee as to how it should vote the shares allocated to your ESOP account, the ESOP Trustee will vote those shares in a manner calculated to most accurately reflect the instructions from other participants.

         At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached green vote authorization form and return it in the enclosed postage-paid envelope. The ESOP Trustee must receive your instructions by May 5, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Lawrence Federal Savings Bank.

                                          Sincerely,

                                          /s/ Jack L. Blair

                                          Jack L. Blair
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     ----------------------
Shares:
       --------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that First Bankers Trust Company, N.A., the ESOP Trustee, is the holder of record and custodian of all shares of Lawrence Financial Holdings, Inc. (the "Company") common stock allocated to me under the Lawrence Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 12, 2003.

         You are to vote my shares as follows:

1. The election of Directors of both nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

                   Herbert J. Karlet and Robert N. Taylor


                                                                  FOR ALL
                   FOR                VOTE WITHHELD               EXCEPT
                   ---                -------------               ------

                   [ ]                     [ ]                      [ ]

         INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

         -----------------------------------------------------------------------

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2003.

              FOR                       AGAINST                ABSTAIN
              ---                       -------                -------

              [ ]                         [ ]                    [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The ESOP Trustee is hereby authorized to vote the shares allocated to me in its trust capacity as indicated above.


--------------------------------          ------------------------------------
            Date                                      Signature


PLEASE COMPLETE, DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 5, 2003.

                   [Lawrence Federal Savings Bank letterhead]

Dear 401(k) Plan Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached blue vote authorization form for the purpose of conveying your voting instructions to The Bank of New York (the "Trustee") on the proposals presented at the Annual Meeting of Stockholders of Lawrence Financial Holdings, Inc. (the "Company") on May 12, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Lawrence Financial Holdings, Inc. Annual Report to Stockholders.

         As an investor in the Lawrence Financial Holdings, Inc. Stock Fund (the "Employer Stock Fund") you are entitled to vote all shares of Company common stock credited to your account in the Lawrence Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"). The Employer Stock Fund Trustee will vote the Company common stock credited to your account as directed by you if your instructions are received by May 5, 2003.

         At this time, in order to direct the voting of shares of Company common stock credited to your account in the 401(k) Plan, please complete and sign the attached blue voting instruction card and return it in the enclosed postage-paid envelope. The Employer Stock Fund Trustee must receive your instructions by May 5, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Lawrence Federal Savings Bank.


                                          Sincerely,

                                          /s/ Jack L. Blair

                                          Jack L. Blair
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     ----------------------
Shares:
       --------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that The Bank of New York, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares of Lawrence Financial Holdings, Inc. (the "Company") common stock held in the Employer Stock Fund under the Lawrence Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust and credited to my account in the plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 12, 2003.

         You are to vote my shares as follows:

1. The election of Directors of both nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

                   Herbert J. Karlet and Robert N. Taylor


                                                                  FOR ALL
                   FOR                VOTE WITHHELD               EXCEPT
                   ---                -------------               ------

                   [ ]                     [ ]                      [ ]

         INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

         -----------------------------------------------------------------------

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Lawrence Financial Holdings, Inc. for the fiscal year ending December 31, 2003.

              FOR                       AGAINST                ABSTAIN
              ---                       -------                -------

              [ ]                         [ ]                    [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote the shares credited to me in the Employer Stock Fund in its trust capacity as indicated above.


--------------------------------          ------------------------------------
            Date                                      Signature

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 5, 2003.